UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.  )

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Filed by a Party other than the Registrant   ☒

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☐           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☐           Definitive Proxy Statement

☒          Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

DARDEN RESTAURANTS, INC.
(Name of Registrant as Specified in Its Charter)

STARBOARD VALUE LP
STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD
STARBOARD VALUE AND OPPORTUNITY S LLC
STARBOARD VALUE AND OPPORTUNITY C LP
STARBOARD LEADERS DELTA LLC
STARBOARD LEADERS FUND LP
STARBOARD VALUE GP LLC
STARBOARD PRINCIPAL CO LP
STARBOARD PRINCIPAL CO GP LLC
STARBOARD VALUE R LP
STARBOARD VALUE R GP LLC
STARBOARD VALUE A LP
STARBOARD VALUE A GP LLC
JEFFREY C. SMITH
MARK R. MITCHELL
PETER A. FELD
BRADLEY D. BLUM
CHARLES M. SONSTEBY
ROBERT MOCK
CRAIG S. MILLER
BETSY S. ATKINS
MARGARET SHÂN ATKINS
JEAN M. BIRCH
JAMES P. FOGARTY
CYNTHIA T. JAMISON
WILLIAM H. LENEHAN
LIONEL L. NOWELL, III
ALAN N. STILLMAN

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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2014 ANNUAL MEETING OF SHAREHOLDERS
OF
DARDEN RESTAURANTS, INC.
_________________________

SUPPLEMENT DATED SEPTEMBER 16, 2014 TO THE PROXY STATEMENT
OF
STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD
DATED AUGUST 28, 2014
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD TODAY

Dear Fellow Darden Shareholders:

Starboard Value and Opportunity Master Fund Ltd, together with the other participants in this solicitation (collectively, “Starboard” or “we”), are sending this proxy statement supplement to you in connection with the solicitation of proxies for use prior to or at the upcoming 2014 Annual Meeting of Shareholders of Darden Restaurants, Inc. (“Darden” or the “Company”) scheduled to be held at the JW Marriott Orlando Grande Lakes, 4040 Central Florida Parkway, Orlando, Florida 32837, on Tuesday, Friday, October 10, 2014, at 9:00 a.m., Eastern Daylight Time (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), for the following:

1.
To elect Starboard’s director nominees, Betsy S. Atkins, Margaret Shân Atkins, Jean M. Birch, Bradley D. Blum, Peter A. Feld, James P. Fogarty, Cynthia T. Jamison, William H. Lenehan, Lionel L. Nowell, III, Jeffrey C. Smith, Charles M. Sonsteby, and Alan N. Stillman (each a “Nominee” and, collectively, the “Nominees”) to hold office until the 2015 Annual Meeting of Shareholders (the “2015 Annual Meeting”) and until their respective successors have been duly elected and qualified;

2.	To obtain advisory approval of the Company's executive compensation (the “Say-on-Pay Proposal”);

3.	To ratify the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending May 31, 2015;

4.	To vote on a management proposal to amend the Company’s Bylaws, as amended (the “Bylaws”) to provide for proxy access;

5.	To vote on a shareholder proposal regarding political contributions (the “Political Contribution Proposal”), if properly presented at the Annual Meeting;

6.	To vote on a shareholder proposal regarding lobbying disclosures (the “Lobbying Disclosure Proposal”), if properly presented at the Annual Meeting; and

7.	To transact such other business, if any, as may properly come before the Annual Meeting and any adjournment thereof.

These items of business are more fully described in the definitive proxy statement filed by Starboard with the Securities and Exchange Commission (the “SEC”) on August 28, 2014.  We are mailing you this supplement to disclose certain information about the Annual Meeting, which had not been publicly available at the time we filed our definitive proxy statement.

On September 2, 2014, Darden announced that it has revised its slate of director candidates for election to the Board at the Annual Meeting.  Darden’s new slate now includes four (4) incumbent directors and four (4) new director candidates.  Darden has indicated that it has left four (4) seats open to be filled by Starboard Nominees.  Darden had originally nominated nine (9) incumbent directors for the twelve (12) Board seats that are up for election at the Annual Meeting.

 Starboard mailed definitive proxy materials, including a WHITE proxy card, to shareholders on or about August 28, 2014 in furtherance of seeking the election of a slate of twelve (12) highly qualified nominees with a unique set of complementary skills and perspectives directly relevant to Darden's business and current challenges, including experienced restaurant operators with expertise in Darden's major business lines, and experts in real estate, finance, turnarounds, supply chain, and, critically, effective public company governance and compensation programs.  Starboard believes the election of all twelve (12) of its nominees is necessary to drive the level of change that Starboard believes is required to improve value and performance at Darden.

IMPORTANTLY, IF YOU HAVE SUBMITTED A WHITE PROXY CARD AND YOU DO NOT WISH TO CHANGE YOUR VOTE, THEN YOU DO NOT HAVE TO TAKE ANY FURTHER ACTION AND YOU DO NOT NEED TO SUBMIT THE ENCLOSED WHITE PROXY CARD.

On September 9, 2014, the Company filed its definitive proxy statement for the Annual Meeting with the SEC.  Accordingly, we are hereby supplementing our definitive proxy statement with certain information from the Company’s definitive proxy statement as set forth herein.

According to the Company’s definitive proxy statement, the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting remains August 11, 2014 (the “Record Date”).  According to the Company, as of the Record Date, there were 132,579,845 shares of common stock, no par value per share (the “Common Stock”) of the Company outstanding.

According to the Company’s definitive proxy statement, any shareholder wishing to submit a proposal to be included in the Company’s proxy statement for the 2015 Annual Meeting pursuant to Rule 14a-8, must deliver such proposal(s) to Darden’s principal office on or before May 11, 2015.  Shareholder proposals should be mailed to the Corporate Secretary, Darden Restaurants, Inc., 1000 Darden Center Drive, Orlando, Florida 32837.

In addition, according to the Company’s definitive proxy statement for the Annual Meeting, under the Bylaws, any shareholder wishing to nominate a director or bring other business before the shareholders at the 2015 Annual Meeting, must notify the Company’s Corporate Secretary in writing on or before June 12, 2015 and include in such notice the specific information required under the Bylaws.

Shareholders should contact the Secretary of the Company in writing at 1000 Darden Center Drive, Orlando, Florida 32837, to make any submission or to obtain additional information as to the proper form and content of submissions.

The information set forth above regarding the procedures for submitting shareholder proposals for consideration at the 2015 Annual Meeting is based on information contained in the Company’s definitive proxy statement for the Annual Meeting.  The incorporation of this information in this proxy supplement should not be construed as an admission by Starboard that such procedures are legal, valid or binding.

In addition, Schedule II of our definitive proxy statement, attached hereto, is hereby supplemented to reflect updated information disclosed in the Company’s definitive proxy statement.

We are seeking your support at the Annual Meeting to elect our twelve (12) highly qualified Nominees, Betsy S. Atkins, Margaret Shân Atkins, Jean M. Birch, Bradley D. Blum, Peter A. Feld, James P. Fogarty, Cynthia T. Jamison, William H. Lenehan, Lionel L. Nowell, III, Jeffrey C. Smith, Charles M. Sonsteby, and Alan N. Stillman, to serve as directors of the Company to hold office until the 2015 Annual Meeting or until their successors are duly elected and qualified.  The Company has adopted a plurality vote standard for director elections.  Accordingly, the twelve (12) nominees receiving the highest number of affirmative votes will be elected as directors of the Company.

Starboard is soliciting proxies to elect only our Nominees.  Accordingly, the enclosed WHITE proxy card may only be voted for our Nominees and does not confer voting power with respect to any of the Company’s director nominees.  You can only vote for the Company’s director nominees by signing and returning a proxy card provided by the Company.  Shareholders should refer to the Company’s definitive proxy statement for the names, backgrounds, qualifications, and other information concerning the Company’s nominees.  By nominating only eight (8) director candidates for the twelve (12) seats available at the Annual Meeting, the Company has left four (4) open seats to be automatically filled by our Nominees.  Any shareholder who wishes to specifically select any of our Nominees to fill the four (4) open seats can only do so by voting on our WHITE proxy card.

For further details regarding the qualifications of the Nominees as well as a summary of our reasons for making this solicitation, please see our definitive proxy statement dated August 28, 2014, previously filed with the SEC and furnished to shareholders.  Shareholders should refer to the Company’s definitive proxy statement for information concerning the Company’s nominees.  If you need another copy of our definitive proxy statement or this supplement, please contact Okapi Partners LLC, which is assisting us, at its address and toll-free numbers listed below.

As of the date hereof, Starboard Value and Opportunity Master Fund Ltd (“Starboard V&O Fund”) owns directly 2,535,767 shares of Common Stock, or approximately 1.9% of the outstanding shares of Common Stock.  As of the date hereof, Starboard Value and Opportunity S LLC (“Starboard S LLC”) owns directly 580,066 shares of Common Stock, which represents less than 1% of the outstanding shares of Common Stock.  As of the date hereof, Starboard Value and Opportunity C LP (“Starboard C LP”) owns directly 317,952 shares of Common Stock, which represents less than 1% of the outstanding shares of Common Stock.  Starboard Value R LP (“Starboard R LP”), as the general partner of Starboard C LP, may be deemed the beneficial owner of the 317,952 shares owned by Starboard C LP.  Starboard Value R GP LLC (“Starboard R GP”), as the general partner of Starboard R LP, may be deemed the beneficial owner of the 317,952 shares owned by Starboard C LP. As of the date hereof, Starboard Leaders Delta LLC (“Starboard Delta LLC”) owns directly 3,457,025 shares of Common Stock, or approximately 2.6% of the outstanding shares of Common Stock.  Starboard Leaders Fund LP (“Starboard Leaders Fund”), as a member of Starboard Delta LLC, may be deemed the beneficial owner of the 3,457,025 shares owned by Starboard Delta LLC. Starboard Value A LP (“Starboard A LP”), as the general partner of Starboard Leaders Fund and the managing member of Starboard Delta LLC, may be deemed the beneficial owner of the 3,457,025 shares owned by Starboard Delta LLC. Starboard Value A GP LLC (“Starboard A GP”), as the general partner of Starboard A LP, may be deemed the beneficial owner of the 3,457,025 shares owned by Starboard Delta LLC.  As of the date hereof, 4,744,190 Shares were held in certain managed accounts (the “Starboard Value LP Accounts”), representing approximately 3.6% of the outstanding shares of Common Stock.  Starboard Value LP, as the investment manager of Starboard V&O Fund, Starboard C LP, Starboard Delta LLC and the Starboard Value LP Accounts and the manager of Starboard S LLC, may be deemed the beneficial owner of the 11,635,000, or approximately 8.8% of the outstanding shares of Common Stock owned by Starboard V&O Fund, Starboard S LLC, Starboard C LP and Starboard Delta LLC and held in the Starboard Value LP Accounts.  Starboard Value GP LLC (“Starboard Value GP”), as the general partner of Starboard Value LP, may be deemed to beneficially own the 11,635,000 shares of Common Stock beneficially owned by Starboard Value LP.  Starboard Principal Co LP (“Principal Co”), as a member of Starboard Value GP, may be deemed to beneficially own the 11,635,000 shares of Common Stock beneficially owned by Starboard Value GP.  Starboard Principal Co GP LLC (“Principal GP”), as the general partner of Principal Co, may be deemed to beneficially own the 11,635,000 shares of Common Stock beneficially owned by Principal Co.  Mark R. Mitchell, as a member of Principal GP and as a member of the Management Committee of Starboard Value GP and the Management Committee of Principal GP, may be deemed to beneficially own the 11,635,000 shares of Common Stock beneficially owned by Principal GP. As of the date hereof, Robert Mock directly owns 1,318 shares of Common Stock. As of the date hereof, Craig S. Miller directly owns 1,000 shares of Common Stock.

As of the date hereof, each of Messrs. Smith and Feld, as a member of Principal GP and as a member of the Management Committee of Starboard Value GP and the Management Committee of Principal GP, may be deemed to beneficially own the 11,635,000 shares of Common Stock owned in the aggregate by Starboard, which represents approximately 8.8% of the outstanding  shares of Common Stock.

As of the date hereof, Ms. Betsy Atkins directly owns 409 shares of Common Stock.  As of the date hereof, Ms. Shân Atkins directly owns 360 shares of Common Stock.  As of the date hereof, Ms. Birch directly owns 700 shares of Common Stock. As of the date hereof, Mr. Blum directly owns 2,500 shares of Common Stock. As of the date hereof, Mr. Fogarty directly owns 1,990 shares of Common Stock. As of the date hereof, Ms. Jamison directly owns 420 shares of Common Stock.  As of the date hereof, Mr. Lenehan directly owns 2,108 shares of Common Stock.  As of the date hereof, Mr. Nowell directly owns 400 shares of Common Stock.  As of the date hereof, Mr. Sonsteby directly owns 3,500 shares of Common Stock.  As of the date hereof, Mr. Stillman directly owns 5,100 shares of Common Stock.

This supplement is dated September 16, 2014, and is first being mailed to shareholders of the Company commencing on or about September 16, 2014.  This supplement should be read in conjunction with Starboard’s definitive proxy statement filed with the SEC on, and first furnished to shareholders on or about, August 28, 2014.

All WHITE proxy cards that have been submitted in connection with our mailing to shareholders of a proxy statement and proxy card on August 28, 2014 remain valid and will be voted at the Annual Meeting in accordance with the directions received.

THEREFORE, IF YOU HAVE SUBMITTED A WHITE PROXY CARD SINCE AUGUST 28, 2014 AND YOU DO NOT WISH TO CHANGE YOUR VOTE, THEN YOU DO NOT HAVE TO TAKE ANY FURTHER ACTION AND YOU DO NOT NEED TO SUBMIT THE ENCLOSED WHITE PROXY CARD.

As of the date hereof, the members of Starboard, its advisors and the Nominees collectively beneficially own 11,654,805 shares of Common Stock (the “Starboard Group Shares”), or approximately 8.8% of the outstanding shares of Common Stock.  While we currently intend to vote all of the Starboard Group Shares in favor of the election of the Nominees, we reserve the right to vote some or all of the Starboard Group Shares for some or all of the Company’s director nominees, up to and including the date of the Annual Meeting, as we see fit, in order to achieve a Board composition that we believe is in the best interest of all shareholders.  Consequently, shareholders may not know which of the Company’s director nominees that Starboard votes some or all of the Starboard Group Shares for, if Starboard does in fact vote for some or all of the Company’s director nominees.  We would only intend to vote some or all of the Starboard Group Shares for some or all of the Company’s director nominees in the event it were to become apparent to us, based on the projected voting results at such time, that less than all of the Nominees would be elected at the Annual Meeting and that by voting the Starboard Group Shares we could help elect the Company nominees that we believe are the most qualified to serve as directors and thus help achieve a Board composition that we believe is in the best interest of all shareholders.  If we decide to vote some or all of the Starboard Group Shares for some or all of the Company’s director nominees prior to the date of the Annual Meeting, we will file a statement on Schedule 14A on the same day such determination is made in order to notify shareholders accordingly.  Shareholders should understand, however, that all shares of Common Stock represented by the enclosed WHITE proxy card will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted in accordance with Starboard’s recommendations specified in its definitive proxy statement and in accordance with the discretion of the persons named on the WHITE proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

THIS SOLICITATION IS BEING MADE BY STARBOARD AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE COMPANY.  WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS SUPPLEMENT AND OUR DEFINITIVE PROXY STATEMENT.  SHOULD OTHER MATTERS, WHICH STARBOARD IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED WHITE PROXY CARD WILL VOTE ON SUCH MATTERS IN OUR DISCRETION.

STARBOARD URGES YOU TO SIGN, DATE AND RETURN THE WHITE PROXY CARD IN FAVOR OF THE ELECTION OF THE NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS SUPPLEMENT AND OUR DEFINITIVE PROXY STATEMENT BY SIGNING, DATING, AND RETURNING THE ENCLOSED WHITE PROXY CARD.  THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS.  ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Supplement, the Definitive Proxy Statement and our WHITE proxy card are available at

www.shareholdersfordarden.com

SCHEDULE II

The following tables are reprinted from the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on September 9, 2014.

STOCK OWNERSHIP OF MANAGEMENT

This table shows the beneficial ownership of our common shares, and information concerning deferred phantom stock units, restricted stock units and PSUs, as of August 22, 2014, by our directors, director nominees, executive officers named in the Summary Compensation Table and all of our directors and executive officers as a group, or as of May 25, 2014 for our former executive officers named in the Summary Compensation Table.  Under applicable SEC rules, the definition of beneficial ownership for purposes of this table includes shares over which a person has sole or shared voting power, or sole or shared power to invest or dispose of the shares, whether or not a person has any economic interest in the shares, and also includes shares for which the person has the right to acquire beneficial ownership within 60 days of August 22, 2014 or as of May 25, 2014 for our former executive officers named in the Summary Compensation Table. Except as otherwise indicated, a person has sole voting and investment power with respect to the common shares beneficially owned by that person.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Shares(1)		Phantom Stock Units and Performance Stock Units(2)	Common Shares Beneficially Owned as Percent of Common Shares Outstanding(3)
Michael W. Barnes	4,732		—	*
Leonard L. Berry	44,369		—	*
Christopher J. Fraleigh	29,843		—	*
Victoria D. Harker	11,620		—	*
David H. Hughes	95,834	(4)	—	*
Charles A. Ledsinger, Jr.	83,962		6,549	*
Eugene I. Lee, Jr.	333,304		33,155	*
William M. Lewis, Jr.	126,964		—	*
Kim A. Lopdrup	348,355		29,155	*
Senator Connie Mack, III (5)	35,477		—	*
Andrew H. Madsen	743,602	(4)	55,257	*
Clarence Otis, Jr.	1,700,699	(4)	123,737	1.27%
David T. Pickens	416,492		27,843	*
C. Bradford Richmond	309,816		28,916	*
Michael D. Rose	168,163	(4)	—	*
Maria A. Sastre	51,476		—	*
William S. Simon	4,732		—	*
All directors and executive officers as a group (24 persons) (6)	3,789,930			2.95

* Less than one percent.

(1)
Includes common shares subject to stock options exercisable within 60 days of August 22, 2014, as follows: Dr. Berry, 9,000 shares; Mr. Hughes, 11,254 shares; Mr. Ledsinger, 52,404 shares; Mr. Lee, 272,111 shares; Mr. Lewis, 49,320 shares; Senator Mack, 9,000 shares; Mr. Otis, 1,355,147 shares; Mr. Richmond, 275,996 shares; Mr. Rose, 64,293 shares; Ms. Sastre, 15,274 shares; and all directors and executive officers as a group, 2,808,132 shares.  Includes common shares subject to stock options exercisable within 60 days of May 25, 2014, as follows: Mr. Lopdrup, 311,319 shares; Mr. Madsen, 617,088 shares; Mr. Pickens, 353,609 shares.

Includes common shares held by the trustee of the Darden Savings Plan in the Employee Stock Ownership Plan for the accounts of our executive officers, with respect to which the officers have sole voting power and sole investment power, as follows: Mr. Pickens, 748 shares and all directors and executive officers as a group, 815 shares.

Includes restricted stock awarded under our Management and Professional Incentive Plan (“MIP”) as of August 22, 2014, with respect to which the officers have sole voting power but no investment power, as follows: Mr. Otis, 14,060 shares; Mr. Richmond, 1,400 shares; and all directors and executive officers as a group, 19,087 shares.  Includes restricted stock awarded under our Management and Professional Incentive Plan (“MIP”) as of May 25, 2014, with respect to which the former officers have sole voting power but no investment power, as follows: Mr. Lopdrup, 6,376 shares; Mr. Madsen, 13,535 shares; Mr. Pickens, 6,333 shares.

Includes deferred phantom stock units allocated to the Darden stock fund under our Director Compensation Program for the accounts of the following non-employee directors, which are settled in stock, with respect to which the individuals have no voting or investment power, as follows: Mr. Fraleigh, 4,709 units; Mr. Hughes, 6,768 units; Mr. Ledsinger, 30,053 units; Mr. Lewis, 24,412 units; Senator Mack, 898 units; Mr. Rose, 44,024 units; Ms. Sastre, 11,286 units; and all directors and executive officers as a group, 122,150 units.

Includes restricted stock units awarded prior to 2001 under the Director Compensation Program, which vest upon the Director’s retirement from the Board and are settled in stock, with respect to which the individuals have no voting or investment power, as follows: Mr. Hughes, 5,816 units; Mr. Rose, 23,427 units; Ms. Sastre, 3,895 units; and all directors and executive officers as a group, 33,138 units.

(2)
Includes deferred phantom stock units allocated to the Darden stock fund in a non-qualified deferred compensation arrangement, which are settled in cash, with respect to which the individuals have no voting or investment power, as follows: Mr. Ledsinger, 6,549 units; Mr. Madsen, 92 units; Mr. Otis, 48,600 units; Mr. Pickens, 7 units; and all directors and executive officers as a group, 55,149 units.

Includes PSUs awarded under our MIP as of August 22, 2014, with respect to which officers have no voting or investment power, as follows: Mr. Lee, 33,155 units; Mr. Otis, 75,137 units; Mr. Richmond, 28,916 units; and all directors and executive officers as a group, 256,331 units.  Includes PSUs awarded under our MIP as of May 25, 2014, with respect to which former officers have no voting or investment power, as follows: Mr. Lopdrup, 29,155 units; Mr. Madsen, 55,165 units; Mr. Pickens, 27,836 units.

(3)
For any individual or group excluding former officers, the percentages are calculated by dividing (a) the number of shares beneficially owned by that individual or group, which includes shares underlying options exercisable within 60 days, and the phantom stock units and restricted stock units settled in stock described in footnote 1 above, by (b) the sum of (i) the number of shares outstanding on August 22, 2014, plus (ii) the number of shares underlying options exercisable within 60 days and phantom stock units and restricted stock units described in footnote 1 above held by just that individual or group. This calculation does not include phantom stock units settled in cash or PSUs described in footnote 2 above.  For former officers, the percentages are calculated by dividing (a) the number of shares beneficially owned by that individual or group, which includes shares underlying options exercisable within 60 days, and the phantom stock units and restricted stock units settled in stock described in footnote 1 above, by (b) the sum of (i) the number of shares outstanding on May 25, 2014, plus (ii) the number of shares underlying options exercisable within 60 days and phantom stock units and restricted stock units described in footnote 1 above held by just that individual or group. This calculation does not include phantom stock units settled in cash or PSUs described in footnote 2 above.

(4)	Includes shares held in a trust for the following: Mr. Hughes, 7,500 shares; Mr. Madsen, 110,100 shares; Mr. Otis, 95,000 shares; and Mr. Rose, 18,645 shares.

(5)	Popularly known as Connie Mack, III, Senator Mack files Section 16 reports (Forms 3, 4 and 5) under his legal name of Cornelius McGillicuddy, III.

(6)	Excludes former executive officers named in the Summary Compensation Table.

STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS

This table shows all shareholders that we know to beneficially own more than five percent of our outstanding common shares as of August 22, 2014.  As indicated in the footnotes, we have based this information on reports filed by these shareholders with us and with the SEC.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)
Capital Research Global Investors 333 South Hope Street Los Angeles, CA 90071	14,419,500	(3)	10.90%
Starboard Value LP 830 Third Avenue, 3rd Floor New York, NY 10022	11,635,000	(4)	8.80%
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	9,722,684	(5)	7.35%
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	8,724,152	(6)	6.59%

(1)
“Beneficial ownership” is defined under the SEC rules to mean more than ownership in the usual sense.  Under applicable rules, you beneficially own our common shares not only if you hold them directly but also if you indirectly (such as through a relationship, a position as a director or trustee, or a contract or understanding) have or share the power to vote, sell or acquire them within 60 days.

(2)	The figure reported is a percentage of the total of 132,314,493 common shares outstanding on May 25, 2014, excluding treasury shares.

(3)
Based on a Schedule 13G/A filed February 13, 2014, as of December 31, 2013, Capital Research Global Investors beneficially owned an aggregate of 14,419,500 shares, and had sole power to vote and dispose of all those shares.

(4)
Based on a Schedule 13D/A filed August 8, 2014, as of August 6, 2014, Starboard Value LP and its affiliates beneficially owned an aggregate of 11,635,000 shares, and had sole power to vote and dispose of all those shares.

(5)
Based on a Schedule 13G/A filed January 28, 2014, as of December 31, 2013, BlackRock, Inc. beneficially owned an aggregate of 9,722,684 shares, and had sole power to vote 8,574,421 shares and sole dispositive power over 9,722,684 shares.

(6)
Based on a Schedule 13G/A filed February 12, 2014, as of December 31, 2013, The Vanguard Group, Inc. beneficially owned an aggregate of 8,724,152 shares, and had sole power to vote 210,224 shares, sole dispositive power over 8,527,728 shares, and shared dispositive power over 196,424 shares.

IMPORTANT

Your vote is important, no matter how few shares of Common Stock you own.  Starboard urges you to sign, date, and return the enclosed WHITE proxy card today to vote FOR the election of the Nominees and in accordance with Starboard’s recommendations on the other proposals on the agenda for the Annual Meeting.

•
If your shares of Common Stock are registered in your own name, please sign and date the enclosed WHITE proxy card and return it to Starboard, c/o Okapi Partners LLC (“Okapi Partners”) in the enclosed postage-paid envelope today.

•
If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a WHITE voting form, are being forwarded to you by your broker or bank.  As a beneficial owner, you must instruct your broker, trustee or other representative how to vote.  Your broker cannot vote your shares of Common Stock on your behalf without your instructions.

•
Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet.  Please refer to the enclosed voting form for instructions on how to vote electronically.  You may also vote by signing, dating and returning the enclosed voting form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company.  Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us.  Remember, you can vote for our twelve (12) Nominees only on our WHITE proxy card.  So please make certain that the latest dated proxy card you return is the WHITE proxy card.

OKAPI PARTNERS LLC 437 Madison Avenue, 28th Floor New York, N.Y. 10022 (212) 297-0720 Shareholders Call Toll-Free at: (877) 285-5990 E-mail: info@okapipartners.com

DARDEN RESTAURANTS, INC.

2014 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD

THE BOARD OF DIRECTORS OF DARDEN RESTAURANTS, INC.
IS NOT SOLICITING THIS PROXY

P          R          O          X          Y

The undersigned appoints Jeffrey C. Smith and Peter A. Feld, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of Darden Restaurants, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the 2014 Annual Meeting of Shareholders of the Company scheduled to be held at the JW Marriott Orlando Grande Lakes, 4040 Central Florida Parkway, Orlando, Florida 32837, on Tuesday, Friday, October 10, 2014, at 9:00 a.m., Eastern Daylight Time (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.  If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Starboard Value and Opportunity Master Fund Ltd (“Starboard”) a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “AGAINST” PROPOSAL 2, “FOR” PROPOSAL 3, “FOR” PROPOSAL 4, “FOR” PROPOSAL 5, AND “FOR” PROPOSAL 6.

This Proxy will be valid until the completion of the Annual Meeting.  This Proxy will only be valid in connection with Starboard’s solicitation of proxies for the Annual Meeting.

IMPORTANT:  PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X] Please mark vote as in this example

STARBOARD STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE NOMINEES LISTED BELOW IN PROPOSAL 1 AND IN FAVOR OF PROPOSALS 4, 5 AND 6.  STARBOARD MAKES NO RECOMMENADTION WITH RESPECT TO PROPOSALS 2 AND 3.

1.
Starboard’s proposal to elect Betsy S. Atkins, Margaret Shân Atkins, Jean M. Birch, Bradley D. Blum, Peter A. Feld, James P. Fogarty, Cynthia T. Jamison, William H. Lenehan, Lionel L. Nowell, III, Jeffrey C. Smith, Charles M. Sonsteby, and Alan N. Stillman as directors.

	FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
Nominees:
Betsy S. Atkins
Margaret Shân Atkins
Jean M. Birch
Bradley D. Blum
Peter A. Feld
James P. Fogarty
Cynthia T. Jamison
William H. Lenehan
Lionel L. Nowell, III
Jeffrey C. Smith
Charles M. Sonsteby
Alan N. Stillman
	[ ]	[ ]	[ ] ________________ ________________ ________________

STARBOARD INTENDS TO USE THIS PROXY TO VOTE “FOR ALL NOMINEES”, WHICH INCLUDES MS. BETSY ATKINS, MS. SHÂN ATKINS, MISSES BIRCH AND JAMISON, AND MESSRS. BLUM, FELD, FOGARTY, LENEHAN, NOWELL, SMITH, SONSTEBY AND STILLMAN.

THERE IS NO ASSURANCE THAT ANY OF THE CANDIDATES WHO HAVE BEEN NOMINATED BY THE COMPANY WILL SERVE AS DIRECTORS IF OUR NOMINEES ARE ELECTED.

NOTE: IF YOU DO NOT WISH FOR YOUR SHARES TO BE VOTED “FOR” A PARTICULAR NOMINEE, MARK THE “FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW” BOX AND WRITE THE NAME(S) OF THE NOMINEE(S) YOU DO NOT SUPPORT ON THE LINE BELOW.  YOUR SHARES WILL BE VOTED “FOR” THE REMAINING NOMINEE(S).

2.	Company’s proposal to obtain advisory approval of the Company's executive compensation.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Company’s proposal to ratify the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending May 31, 2015.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	Company’s proposal to approve an amendment to the Company’s Bylaws to provide for proxy access.

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.	Shareholder’s proposal to approve a resolution regarding political contributions, if properly presented at the Annual Meeting.

☐ FOR	☐ AGAINST	☐ ABSTAIN

6.	Shareholder’s proposal to approve a resolution regarding lobbying disclosures, if properly presented at the Annual Meeting.

☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED:  ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN.  EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING.  PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.